UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2022

MONDELĒZ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

905 West Fulton Market, Suite 200, Chicago, Illinois 60607

(Address of principal executive offices, including zip code)

(847) 943-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, no par value	MDLZ	The Nasdaq Global Select Market
1.625% Notes due 2027	MDLZ27	The Nasdaq Stock Market LLC
0.250% Notes due 2028	MDLZ28	The Nasdaq Stock Market LLC
0.750% Notes due 2033	MDLZ33	The Nasdaq Stock Market LLC
2.375% Notes due 2035	MDLZ35	The Nasdaq Stock Market LLC
4.500% Notes due 2035	MDLZ35A	The Nasdaq Stock Market LLC
1.375% Notes due 2041	MDLZ41	The Nasdaq Stock Market LLC
3.875% Notes due 2045	MDLZ45	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Tender Offer

On March 3, 2022, we issued a press release announcing the commencement of an offer to purchase for cash up to an aggregate consideration amount, including premium, but excluding any accrued and unpaid interest, of $850,000,000 of all validly tendered and not validly withdrawn:

(i)	7.000% Notes due 2037

(ii)	6.500% Notes due 2031

(iii)	6.875% Notes due 2038

(iv)	6.875% Notes due 2039

(v)	6.500% Notes due 2040

(vi)	4.625% Notes due 2048

(vii)	2.750% Notes due 2030

(viii)	4.125% Notes due 2028

(ix)	3.625% Notes due 2026

(x)	4.500% Notes due 2035

(xi)	3.875% Notes due 2045

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Redemption

On March 3, 2022, Mondelēz International, Inc. (the “Company”) issued a press release calling for redemption the entire $1,000,000,000 aggregate principal amount of its outstanding 0.625% Notes due 2022 (CUSIP No. 609207 AV7 / ISIN No. US609207AV77) (the “Notes”), which were issued pursuant to the Indenture, dated as of March 6, 2015 (as supplemented and amended from time to time, the “Base Indenture”), by and between the Company and Deutsche Bank Trust Company Americas, as trustee, as supplemented by the Officers’ Certificate of the Company, dated as of July 2, 2020, issued pursuant to Section 301 of the 2015 Base Indenture.

The Notes will be redeemed on March 18, 2022 (the “Redemption Date”), at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed or (2) the sum of the present values of each remaining scheduled payment of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Notes) plus 10 basis points, plus accrued and unpaid interest, if any, thereon to, but excluding, the Redemption Date.

The Company expects to publish the actual redemption price for the Notes in the investor section of its website (http://www.mondelezinternational.com/investors) once it has been determined.

A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)    The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit Number	Description

99.1	Mondelēz International, Inc. Press Release, dated March 3, 2022.

99.2	Mondelēz International, Inc. Press Release, dated March 3, 2022.

104	The cover page from Mondelēz International, Inc.’s Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Ellen M. Smith
Name:	Ellen M. Smith
Title:	Senior Vice President and Chief Counsel, Corporate Secretary

Date: March 3, 2022